SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                January 23, 2004

                     Performance Technologies, Incorporated

             (Exact name of registrant as specified in its charter)

         Delaware                    0-27460                     16-1158413
(State or other jurisdiction       (Commission                  (IRS Employer
      of incorporation)            File Number)              Identification No.)

205 Indigo Creek Drive, Rochester, N.Y.                             14626
(Address of principal executive offices)                          (Zip Code)


        Registrant's telephone number, including area code (585) 256-0200

         (Former name or former address, if changed since last report)

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Item 2. Acquisition or Disposition of Assets

The Registrant, Performance Technologies, Inc. (Nasdaq NM: PTIX), today announced it has completed the purchase of Mapletree Networks, fulfilling the closing conditions of the definitive agreement announced on January 12, 2004. Under the terms of the acquisition, the Norwood, Massachusetts based company will become a fully owned operating unit of Performance Technologies.

"Our acquisition of Mapletree Networks is a great step forward for both companies, and further increases our ability to deliver complete platform and system solutions to an expanded customer base," said Donald Turrell, president and CEO of Performance Technologies.

Addition of the Mapletree Networks voice, data and fax DSP and RISC processor product line allows Performance Technologies to better participate in the VoIP market, a resurging segment fueled by the growth of affordable broadband, and the ongoing expansion in the wireless market.

About Performance Technologies

Performance Technologies (Nasdaq NM: PTIX) is a leading developer of unified embedded computing products and system-level solutions for the communications, military and commercial markets. Serving the industry for over 20 years, our packet-based products enable equipment manufacturers and carriers to provide highly available and fully-managed systems with time-to-market, performance and cost advantages.

Performance Technologies is headquartered in Rochester, New York. Additional operational and engineering facilities are located in San Diego and San Luis Obispo, California and Ottawa, Canada. For more information, visit www.pt.com.

Forward Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for certain forward-looking statements. This press release contains forward-looking statements which reflect the Company's current views with respect to future events and financial performance, within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and is subject to the safe harbor provisions of those Sections.

These forward-looking statements are subject to certain risks and uncertainties and the Company's actual results could differ materially from those discussed in the forward-looking statements. These risks and uncertainties include, among other factors, general business and economic conditions, rapid or unexpected changes in technologies, cancellation or delay of customer orders including those relating to design wins, changes in the product or customer mix of sales, delays in new product development, customer acceptance of new products and customer delays in qualification of products. These statements should be read in conjunction with the audited Consolidated Financial Statements, the Notes thereto, and Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company as of December 31, 2002, as reported in its Annual Report on Form 10-K and other documents as filed with the Securities and Exchange Commission.

Note to Editors: Brand or product names are registered trademarks or trademarks of their respective holders